EXHIBIT 99


Form 4 - Joint Filer Information


Name:                             Frost Gamma Investments Trust

Address:                          4400 Biscayne Boulevard
                                  15th Floor
                                  Miami, Florida  33137

Designated Filer:                 Phillip Frost, M.D.

Issuer & Ticker Symbol:           SafeStitch Medical, Inc. (SFES.OB)

Date of Event Requiring
            Statement:            March 17, 2008


Signature:  /s/ Phillip Frost, M.D., Trustee
            Phillip Frost, M.D., Trustee